HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2016 Company Overview

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of asset impairment expense; gain (loss) on sale or disposal of assets; lease termination costs; interest expense; loss on early extinguishment or restructuring of debt; other income (expense), net; foreign currency transaction gain (loss); income tax (benefit) expense; gain (loss) from discontinued operations; non-controlling interest; share-based compensation expense; acquisition related and other non-recurring costs; other costs and depreciation and amortization. A reconciliation of Adjusted EBITDA to net income, the most comparable measure calculated in accordance with GAAP, is included in the financial tables at the end of this release. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations and acquisition related and non-recurring costs. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

Company Overview

HC2 Holdings, Inc.

Who We Are

- Diversified holding company
- Permanent capital
- Strategic and financial partner
- Team of visionaries

What We Do

- Buy and build companies
- Execute business plans
- Deliver sustainable value for shareholders

© 2016 HC2 Holdings, Inc.

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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Investment Highlights 4 Why Invest in HC2?  Leadership team has diverse network resulting in unique deal flow  Unique combination of operating entities accessible through one investment – Controlling stakes in leading, stable, cash flow generating businesses – Option value opportunities with significant equity upside potential  Long-term strategy allows management teams the ability to execute business plans  Diversification across a number of industries  Financial flexibility

HC2 Value Philosophy

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution gives HC2 a competitive advantage over traditional private equity firms


Envision
Empower
Execute

Envision

- Seek to build value over the long-term
- Expansive network results in unique deal flow
- Target a barbell investment strategy
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- Partner with experienced management teams
- Establish specific operating objectives
- Provide financial expertise
- Help execute strategy

Execute

- Focus on speed of execution
- Capitalize on opportunities
- Deliver sustainable value

© 2016 HC2 Holdings, Inc.
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HC2 Company Snapshot

Core Operating Subsidiaries

Manufacturing: SCHUFF
- One of the largest steel fabrication and erection companies in the U.S.
- 91% ownership

Marine Services: GMSL
- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- Majority interest in offshore renewables specialist CWind
- 95% ownership

Utilities: ANG
- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate 17 natural gas fueling stations
- 49.9% ownership

Telecom: PTGi ICS
- One of the largest International wholesale telecom service companies
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership

Core Financial Services Subsidiaries

Insurance: CIG
- Newly formed insurance unit
- Executive Chair: James P. Corcoran
- Acquisition of American Financial Group's ("AFG") long-term care and life insurance businesses
- 100% ownership
- ~$77m of statutory surplus
- ~$2.1b in total GAAP assets

Early Stage and Other Holdings

Life Sciences: PANSEND
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **Genovel:** Novel, patented, "Mini Knee" and "Anatomical Knee" replacements
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:
- **Nervve:** Provider of video and image search technology for information extraction and powerful analytics applications
- **Dusenberry Martin Racing:** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms

All data as of June 30, 2016 except number of ANG fueling stations which includes one station commissioned in July 2016 and one acquired in August 2016.

© 2016 HC2 Holdings, Inc. 6

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Leadership Team 7 Philip A. Falcone Chairman of the Board, Chief Executive Officer and President Keith M. Hladek Chief Operating Officer Michael Sena Chief Financial Officer Paul K. Voigt Senior Managing Director Paul L. Robinson Chief Legal officer & Corporate Secretary Suzi Raftery Herbst Chief Administrative Officer Andrew G. Backman Managing Director

© 2 0 1 6 H C 2 H O L D I N G S , I N C . Note: As a result of the Schuff Tender, HC2’s ownership increased to 89% and subsequently through open market share purchases increased to 91% HC2 Stock Performance & Timeline 8 0 2 4 6 8 10 12 14 2014 HRG Group acquires majority interest in "PTGi" 1/8/2014 HC2 acquires Schuff (65%) 5/29/2014 HC2 acquires Global Marine (97%) 9/22/2014 HC2 announces results of Schuff Tender Offer Company renamed "HC2" 4/14/2014 10/7/2014 $250M Senior Secured Notes Offering Closing 11/20/2014 NYSE Listing Announced 12/23/2014 HC2 FY2014 Earnings Release 3/16/2015 HC2 forms Continental Insurance Group 4/14/2015 $50M Tack-On to Senior Secured Notes 3/23/2015 2015 HC2 acquires interest in Gaming Nation 6/10/2015 HC2 closes LTC and life insurance acquisition 12/24/2015 2016 Global Marine Acquires Majority Interest in CWind 2/3/2016 HC2 1Q2016 Earnings Release 5/9/2016 HC2 2Q2016 Earnings Release 8/9/2016

Segment Detail

Schuff International – Company Snapshot



Wilshire Grand

Business Description:

- Schuff International operates primarily as an integrated fabricator and erector of structural steel and heavy steel plate, as well as a manufacturer of equipment for the oil & gas industry through it's four subsidiaries
- The Company fabricates and erects structural steel for commercial and industrial construction projects including high and low-rise buildings and office complexes, hotels and casinos, convention centers, sports arenas, shopping malls, hospitals, dams, bridges, mines and power plants
- Facilities in the U.S. and Panama (JV)
- Founded in 1976 and headquartered in Phoenix, AZ

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel



Apple World Headquarters

Select Customers:

TARGET
CATERPILLAR
WILSHIRE GRAND
VOLVO
IKEA
KAISER PERMANENTE
THE COSMOPOLITAN of LAS VEGAS
CITYCENTER LAS VEGAS
DOW
Banner Health
SFO
PHX
intel
Google
facebook
THE VENETIAN LAS VEGAS
SACRAMENTO KINGS
ARIZONA CARDINALS
GM

© 2016 HC2 Holdings, Inc.
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Schuff International – Company Snapshot

SCHUFF INTERNATIONAL	SCHUFF STEEL	SCHUFF STEEL MANAGEMENT COMPANY	AITKEN	SCHUFF HOPSA ENGINEERING
Core Activities	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Manufactures equipment designed for use in the oil, gas, petrochemical and pipeline industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters and separators	• Panamanian Joint Venture with Empresas Hopsa, S.A and operates a steel fabrication facility, • Strengthens Schuff's international presence
Products and Service Offerings	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Management (using proprietary SIMS platform)	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Management (using proprietary SIMS platform)	• Design engineering • Fabrication services	• Design engineering • Structural steel fabrication • Steel erection services
Industries Served	• Commercial • Convention & Event Centers • Energy • Government • Healthcare • Industrial & Mining • Infrastructure • Leisure • Retail • Transportation	• Commercial • Government • Healthcare • Leisure • Retail • Transportation	• Petrochemical • Oil & gas infrastructure • Pipelines	• Commercial • Government • Industrial • Infrastructure • Retail • Transportation

© 2016 HC2 Holdings, Inc. 11

Global Marine Systems (GMSL) – Company Snapshot



Business Description:

- Leading provider of offshore marine engineering for subsea cable installation, maintenance and cable protection requirements
- Seeks to position itself as a key player driving convergence of its maintenance services across the telecom, oil & gas, and subsea cabling markets
- Has installed roughly 23% of the world's subsea fiber optic cable
- Founded in 1850
- Headquartered in UK with major regional hub in Singapore

Company Highlights:

- In maintenance, Global Marine benefits from long-term contracts with high renewal rates
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)
- Re-entry in high-growth offshore power market
- Demonstrated commitment to the growing offshore renewable sector through CWind acquisition
- Competitive advantage due to role in the entire life cycle of cable and offshore power assets and ability to operate across multiple markets utilizing adaptable fleet

Select Customers:

Technip, T-Mobile, at&t, Sprint, ConocoPhillips, Prysmian, bp, tampnet, orange, SingTel

© 2016 HC2 Holdings, Inc.

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Global Marine Systems (GMSL) – Company Snapshot

Global Marine	Telecom Maintenance	Telecom Installation	Offshore Power	Oil & Gas
Core Activities	• Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	• Provision of turnkey repeated telecom systems via Huawei Marine Networks ("HMN") joint-venture • "Installation only" contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	• Installation for inter-array power cables for offshore wind market • Re-entered market in November 2015 after expiry of non-compete with Prysmian • Acquired majority interest in offshore renewables specialist CWind • Offshore wind construction support services	• Fiber optic communications and power infrastructure to offshore platforms • Inter-platform and subsea well command & control and power • Permanent Reservoir Monitoring ("PRM") systems • Maintenance & Repair
Vessels	• Cable Retriever • Pacific Guardian • Wave Sentinel • Wave Venture	• Cable Innovator • CS Sovereign • Networker	• Cable Innovator • CS Sovereign	• Cable Innovator • CS Sovereign • Networker
Joint Venture	• Sino British Submarine Systems in Asia (SBSS) • Joint venture (49%) with China Telecom • International Cableship Pte Ltd ("ICPL"), joint venture (30%) with SingTel and ASEAN Cableship • SCDPL – joint venture (40%) with SingTel	• Huawei Marine Networks • Joint venture (49%) with Huawei Technologies • Sino British Submarine Systems in Asia (SBSS) • Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia • Joint venture (49%) with China Telecom	• Sino British Submarine Systems in Asia • Joint venture (49%) with China Telecom

© 2016 HC2 Holdings, Inc.
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American Natural Gas – Company Snapshot

Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation

- Current ownership 49.9% with ability to increase to 56%
- In-depth experience in the natural gas fueling industry
- Building a premier network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers
  - Currently 17 stations owned and/or operated
  - Expect to own / operate ~20 stations by year-end 2016
- American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:
  - Dramatically reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is the best candidate for alternatives to gasoline and diesel for the motor vehicle market

All data as of June 30, 2016 except number of ANG fueling stations which includes one station commissioned in July 2016 and one acquired in August 2016.

© 2016 HC2 Holdings, Inc.

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PTGi International Carrier Services ("PTGi ICS")

Leading international wholesale telecom service company providing voice and data call termination to the telecom industry worldwide

- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014 PTGI, ICS now delivers industry leading technology via best of breed sales and operational support teams
  - 2Q16: Fifth consecutive quarter of profitability
- In business since 1997, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East and Europe

© 2016 HC2 Holdings, Inc.
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Continental Insurance Group – Company Snapshot

April 2015: HC2 established Continental Insurance Group ("CIG") as its insurance platform led by industry veteran Jim Corcoran, as Executive Chairman

December 2015: HC2 completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company and Continental General Insurance Company

- The formation of Continental Insurance Group ("CIG") to invest in the long-term care and life insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- James P. Corcoran, Executive Chair, has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York
- Combined measures as of June 30, 2016:
  - Statutory Surplus ~$77 million
  - GAAP Assets of ~$2.1 billion

© 2016 HC2 Holdings, Inc.
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Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ 52% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	◆ 61% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $10 billion global market
GENOVEL	◆ 77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee ◆ "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
MediBeacon	◆ 35% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ Current standard diagnostic tests measure kidney function are often inaccurate and not real-time ◆ MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care ◆ $3.5 billion potential market
Triple Ring Technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

© 2016 HC2 Holdings, Inc.
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HC2

Nervve

In October 2014, HC2 made an initial contribution of $5 million in convertible preferred equity

Subsequent financing increased the total to $6.8 million

NERVVE

- Headquartered in Buffalo, NY; Offices in VA and NY
- Nervve has developed the fastest, most accurate video and image search technology in the world; Able to search an hour of video in less than five seconds
- The core technology utilizes a search by example methodology to automatically search massive amounts of video and image data for objects of interest. It will potentially change the way people think of search engine capabilities
- In the era of Big Data, Nervve is revolutionizing the way organizations are able to exploit massive amounts of video and images, benefitting social media platforms, media and entertainment companies, the DoD/Intel Community, public safety and any digital advertising platform
- In January 2014, Nervve entered into a strategic agreement with In-Q-Tel, the independent investment firm that identifies innovative technology solutions to support the missions of the U.S. Intelligence Community
- In July 2015, Nervve partnered with Wasserman Media Group, a leading sports and entertainment agency, to bring to market their visual search technology, which will allow brands and properties to easily, quickly and accurately track and analyze brand exposure impact across various sports and entertainment programming

© 2016 HC2 Holdings, Inc.

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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Dusenberry Martin Racing (DMi, Inc.) 19 On December 31, 2014, HC2 / DMR completed a $6 million asset purchase agreement to acquire worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms  DMi, Inc., doing business as Dusenberry Martin Racing (DMR), owns all the code, artwork and animation previously developed for the games  Headquartered in Charlotte, NC in NASCAR® Hall of Fame building  Dusenberry Martin Racing’s license also extends to NASCAR® racetracks and all the leading NASCAR® race teams and drivers  Tom Dusenberry, CEO, was the Founder and President of Hasbro Interactive. He is credited with acquisitions including Atari and Wizards of the Coast  Currently working on several games including an all-new NASCAR® racing simulation game, NASCAR® Heat Evolution, for PlayStation 4, Xbox One and PC that are expected to be released on September 13, 2016  In April, 2016, DMR secured $8.0 million in addition equity growth capital from consortium of new investors including superstar drivers Joey Logano and Brad Keselowski  NASCAR® Heat Evolution Trailer Released in July; Makes television debut as part of NBC’s broadcast of the Coke Zero 400 at Daytona  NASCAR® Heat Evolution to be released on September 13, 2016

Appendix: 2Q16 Highlights and Select Financial Data

2Q16 Highlights and Recent Developments

Results and Recent Developments

- **Solid second quarter results again highlight the unique value HC2 brings to the market with our diverse holdings across a number of uncorrelated industries**
  - **Manufacturing: Continued Margin Improvement; Strong Backlog and Deal Pipeline**
  - **Marine Services: Stable Maintenance; Strong Joint Venture Performance; Offshore Power Market Improving**
  - **Telecommunications: Growth in Wholesale Volumes and Customer Expansion**
  - **Utilities: Continued Footprint Expansion and Increased Delivery of Gasoline Gallon Equivalents**
- **Adjusted EBITDA for Core Operating Subsidiaries (Manufacturing, Marine Services, Utilities and Telecommunications segments) totaled $27.1 million in Second Quarter**
  - **Up from $12.7 million in first quarter 2016**
- **Cash and Investments as of June 30, 2016:**
  - **$1.6 billion of consolidated cash, cash equivalents and investments, which includes the addition of Insurance segment; essentially unchanged from prior quarter**
  - **$105.6 million Consolidated Cash (excluding insurance segment)**

All data as of June 30, 2016.

© 2016 HC2 Holdings, Inc.

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HC2 Segment Overview

HC2

Core Operating Subsidiaries

Manufacturing: SCHUFF

- Q2 Revenue: $124.3m
- Q2 Adjusted EBITDA: $13.2m
- Backlog $344m; Over $500m inclusive of contracts awarded, not yet signed
- Solid long-term pipeline

SCHUFF INTERNATIONAL

Marine Services: GMSL

- Q2 Revenue: $33.4m
- Q2 Adjusted EBITDA: $11.8m
- Incremental revenue contribution from CWind
- Maintenance business stable; Strong performance from joint ventures
- Positive long-term telecom installation opportunities

Global Marine Systems

Utilities: ANG

- Q2 Revenue: $1.3m
- Q2 Adjusted EBITDA: $0.5m
- 17 stations currently owned and / or operated
- Delivered 848,000 Gasoline Gallon Equivalents (GGEs) in the second quarter versus 330,000 GGEs in 2Q15

ANG AMERICAN NATURAL GAS

Telecom: PTGi ICS

- Q2 Revenue: $164.0m
- Q2 Adjusted EBITDA: $1.5m
- Expanding scale and number of customer relationships
- Increased margins in Q2 as a result of the religious holiday season in the Middle East

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- ~$77m of statutory surplus
- ~$2.1b in total GAAP assets
- Recently began process of merging CGI and UTA into one legal entity; meaningful cost saving, lower required statutory capital
- Platform for growth through additional M&A

Early Stage and Other Holdings

Life Sciences: PANSEND

- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **Genovel:** Novel, patented , Mini Knee" and "Anatomical Knee" replacements
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

BeneVir
R2
GENOVEL
MediBeacon
TRIPLE RING technologies

Other:

- **Nervve**

NERVVE

- **Dusenberry Martin Racing** NASCAR® Heat Evolution to be released on September 13, 2016

Dusenberry Martin Racing

All data as of June 30, 2016 except number of ANG fueling stations which includes one station commissioned in July 2016 and one acquired in August 2016.

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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Segment Financial Summary 23 Adjusted EBITDA for Core Operating Subsidiaries $27.1m for Q2 2016 ADJUSTED EBITDA ($m) Q2 2016 Q1 2016 Core Operating Subsidiaries Manufacturing $13.2 $11.5 Marine Services 11.8 0.5 Utilities 0.5 0.4 Telecom 1.5 0.3 Total Core Operating $27.1 $12.7 Early Stage and Other Holdings Life Sciences (2.7) (2.6) Other (3.3) (4.0) Total Early Stage and Other (6.0) (6.6) Non-Operating Corporate (5.9) (5.7) Total HC2 (excluding Insurance) $15.2 $0.3 ADJUSTED OPERATING INCOME ($m) Core Financial Services Insurance (2Q16 Inclusive of $5.3m non-cash tax charge) ($4.7) ($2.6) Note: Reconciliation of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the insurance company, and remain consistent with internally reported metrics. Additional details in appendix.

Manufacturing: Schuff International

Second Quarter Update

- Net Income[1]: $9.4m versus $4.4m for the first quarter 2016
- Adjusted EBITDA: $13.2m versus $11.5m in the first quarter 2016
- Continued gross margin expansion due to better than bid performance
- Backlog $344m; Over $500m inclusive of contracts awarded, not yet signed

Strategic Initiatives

- Proactively selecting profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong
- Opportunities to add higher margin, value added services to overall product offering


The Cosmopolitan of Las Vegas


INVESCO FIELD
Mile High Stadium


U.S. Steel

(1) Second quarter inclusive of a $1.3 million prior period beneficial adjustment to depreciation & amortization expense.

© 2016 HC2 Holdings, Inc.

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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Marine Services: GMSL 25  Net Income: $6.0m versus Net Loss of ($5.9)m for the first quarter 2016  Adjusted EBITDA: $11.8m versus $0.5m in the first quarter 2016  Incremental revenue contribution from CWind acquisition  Joint ventures up significantly from first quarter  Maintenance revenues strong; up 35% year-over-year & 19% quarter-over-quarter  Significantly reduced debt and pension obligations by over [$50] million since September 2014 Second Quarter Update Source: Huawei Investment & Holding Co., Ltd – 2015 Annual Report Currency Exchange: CNY:USD 1:0.15  Huawei Marine Networks – 49% ownership  S. B. Submarine Systems (SBSS – China Telecom) – 49% ownership – Joint Venture established in 1995 with China Telecom – China’s leading provider of submarine cable installation – Located in Shanghai and possesses a fleet of advanced purpose-built cable ships Strategic Initiatives Total HMN* 2015 2014 Revenue ~$188m ~$73m Profit ~$14m ~$1.2m Cash / Equivalents ~$26m ~$16m

Utilities: ANG

Second Quarter Update

- Delivered 848,000 Gasoline Gallon Equivalents (GGEs) in the second quarter versus 800,000 GGEs in the first quarter of 2016 and 330,000 GGEs in the second quarter of 2015
- 17 stations currently owned and / or operated
- Opened fueling stations north of Albany, New York and in Georgetown, Kentucky in second quarter
- Acquired two stations from an affiliate of Southwestern Energy Company (NYSE: SWN) in Conway, Arkansas and Damascus, Arkansas in second quarter
- Recently commissioned fueling station in Rochester, New York & acquired a station in Searcy, Arkansas with long-term fueling agreement
- Continue to expect to own / operate ~20 stations by year-end 2016
- Entered into line of credit and term loan agreement with Pioneer Bank*
  - $6.5m delayed draw term loan
  - $1m working capital line of credit


ANG
AMERICAN NATURAL GAS
www.americannaturalgas.com


ANG
AMERICAN NATURAL GAS
Natural Gas Fueling Stations

AMERICAN NATURAL GAS

* $6.5 million Term Loan delayed draw through 7/1//17 @ L+300 bps;, then fixed rate 4.30% until maturity of 7/1/23; Revolving Line of Credit L+ 300bps until 7/1/23 maturity.

All data as of June 30, 2016 except number of ANG fueling stations which includes one station commissioned in July 2016 and one acquired in August 2016.

© 2016 HC2 Holdings, Inc.

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Telecommunications: PTGi-ICS

Second Quarter Update

- Strong quarterly results due to continued growth in wholesale traffic volumes, in part delivered by the religious holidays and resulting increase in traffic in the Middle East region
  - Net Income: $1.0m versus $1.2m for the first quarter 2016
  - Adjusted EBITDA continues positive trend as the overall business continues to mature post restructuring
  - Adjusted EBITDA for second quarter 2016 of $1.5m vs. $0.3m in the prior quarter
  - 5th consecutive quarter of profitability
- One of the key objectives: leverage the infrastructure and management expertise within PTGI-ICS
  - Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities
  - A focused strategic initiative has been launched within PTGI-ICS to identify potential M&A opportunities





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Insurance: Continental Insurance Group

Second Quarter Update

- Continental Insurance, Inc. (CII) serves as a platform for run-off LTC books of business and for acquiring additional run-off LTC businesses
  - Net Loss: ($2.3)m versus ($7.5)m for the first quarter 2016
  - Adjusted Operating Income: ($4.7)m, inclusive of $5.3m non-cash tax charge
  - ~$77.0m of statutory surplus at end of second quarter
  - ~$2.1b in total GAAP assets at June 30, 2016
  - ~$20.0m premiums for second quarter 2016
- CII Strategy:
  - A concentrated focus on LTC and acquisitions of additional books of run-off LTC business
  - A platform to provide a vehicle for multi-line insurers who do not consider LTC a core business segment to exit the market
  - Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. Net Loss for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the insurance company, and remain consistent with internally reported metrics. Additional details in appendix.

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Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• 52% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	• 61% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Drs. Rox Anderson, Dieter Manstein and Henry Chan • Over $10 billion global market
GENOVEL	• 77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee • "Mini-Knee" for early osteoarthritis of the knee • "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 35% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices , homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

© 2016 HC2 Holdings, Inc.
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Other Holdings

Nervve

- Provider of video and image search technology for information extraction and powerful analytics applications
- Focused markets include:
  - Sports Marketing: Brand recognition, exposure measurement & analytics, insights, brand evaluation
  - Media & Entertainment: Production work flows, monetization of archives, product placement, exposure management
  - Social Media: Earned media management, embedded branding in UGC, micro-targeting
  - Government: Intelligence, surveillance & reconnaissance, force protection, live operations, forensic search, body cams

Dusenberry Martin Racing

- Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles on interactive entertainment platforms including PlayStation 4, Xbox One, PC and mobile games
- NASCAR® Heat Evolution
  - Expected to be released on September 13, 2016
  - NASCAR® Heat Evolution trailer released in July
  - NASCAR® Heat Evolution trailer makes television debut as part of NBC's broadcast of the Coke Zero 400 at Daytona

© 2016 HC2 Holdings, Inc.
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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Notable Financial Updates 31  Collateral Coverage Ratio at quarter end exceeded 2.0x – Minimum liquidity reduced to six months from twelve months – Incremental $19 million of available cash and cash equivalents  $105.6 million Consolidated Cash (excluding insurance segment) – $40.3 million corporate cash of which $21.4 million available  Cumulative outstanding value of Preferred Equity reduced to $42.7 million subsequent to quarter end (1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $4.34 on August 8, 2016. (2) Cash and cash equivalents. (3) Enterprise Value is calculated by adding market capitalization, total debt and total preferred equity amounts, less corporate cash. BALANCE SHEET (AT JUNE 30, 2016) Market Cap(1) $154.7 Preferred Equity $52.7 Total Debt $307.0 Corporate Cash(2) $40.3 Enterprise Value(3) $554.7 ($m)

Appendix: Biographies

© 2 0 1 6 H C 2 H O L D I N G S , I N C . HC2 Executive Management Team 33 Philip A. Falcone  Served as a director of HC2 since January 2014 and Chairman of the Board, Chief Executive Officer and President of HC2 since May 2014  Served as a director, Chairman of the Board and Chief Executive Officer of HRG Group Inc.. (“HRG”) from July 2009 to December 2014  From July 2009 to June 2011, served as the President of HRG  Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners, LLC (“Harbinger Capital”)  Before founding Harbinger Capital in 2001, managed the High Yield and Distressed trading operations for Barclays Capital from 1998 to 2000  Received an A.B. in Economics from Harvard University Chairman of the Board Chief Executive Officer President

HC2 Executive Management Team

Keith M. Hladek *Chief Operating Officer*	◆ Chief Operating Officer of HC2 since May 2014 ◆ Chief Financial Officer and Chief Operating Officer of Harbinger Capital since September 2009 ◆ From October 2009 to December 2014, served as a director of HRG ◆ Served as Controller at Silver Point Capital and held positions at GoldenTree Asset Management and Oak Hill Capital Management ◆ Mr. Hladek is a Certified Public Accountant and received a Bachelor of Science in Accounting from Binghamton University
Michael Sena *Chief Financial Officer*	◆ Chief Financial Officer of HC2 since June 2015 ◆ Served as the Chief Accounting Officer of HRG from November 2012 to May 2015 ◆ From January 2009 to November 2012, held various accounting and financial reporting positions with the Reader's Digest Association, Inc., last serving as Vice President and North American Controller ◆ Served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009 ◆ Held various positions with PricewaterhouseCoopers ◆ Mr. Sena is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University

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HC2 Executive Management Team

Paul K. Voigt *Senior Managing Director*	◆ Senior Managing Director of HC2 since May 2014 ◆ Prior to joining HC2, served as Executive Vice President on the sales and trading desk at Jefferies from 1996 to 2013 ◆ Served as Managing Director on the High Yield sales desk at Prudential Securities from 1988 to 1996 ◆ Mr. Voigt received an MBA from the University of Southern California in 1988 after playing professional baseball. Graduated from the University of Virginia where he received a Bachelor of Science in Electrical Engineering
Paul L. Robinson *Chief Legal Officer & Corporate Secretary*	◆ Chief Legal Officer & Corporate Secretary of HC2 since March 2016 ◆ Served as Executive Vice President, Chief Legal Officer and Corporate Secretary for SEACOR Holdings Inc. for nearly nine years prior to HC2 ◆ Held various positions at Comverse Technology, Inc., including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary ◆ Served as associate attorney at Kramer, Levin, Naftalis & Frankel, LLP.; Counsel to the United States Senate Committee on Governmental Affairs and associate attorney at Skadden, Arps, Slate, Meagher & Flom LLP ◆ Mr. Robinson earned a Bachelor of Arts degree in Political Science and was Phi Beta Kappa from State University of New York at Binghamton and a J.D., cum laude, from Boston University School of Law

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HC2 Executive Management Team

Suzi Raftery Herbst *Chief Administrative Officer*	◆ Chief Administrative Officer of HC2 since March 2015 with over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience ◆ Prior to joining HC2, served as Senior Vice President and Director of Human Resources of Harbinger Capital and HRG ◆ Previously served as Head of Recruiting at Knight Capital Group ◆ Previously held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald after beginning her career in Equity Sales at Merrill Lynch ◆ Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College
Andrew G. Backman *Managing Director*	◆ Managing Director of Investor Relations & Public Relations of HC2 since April 2016 ◆ Prior to joining HC2, served as Managing Director of Investor Relations and Public Relations for RCS Capital and AR Capital (now AR Global) from 2014 to 2016 ◆ Founder and Chief Executive Officer of InVisionIR, a New York-based advisory and consulting firm from 2011 to 2014 ◆ Served as Senior Vice President, Investor Relations & Marketing of iStar Financial from 2004 to 2010 ◆ Served as Vice President, Investor Relations and Marketing Communications for Corvis Corporation / Broadwing Communications from 2000 to 2004 ◆ Spent first 10 years of career at Lucent Technologies and AT&T Corp. ◆ Mr. Backman earned a Bachelor of Arts degree in Economics from Boston College and graduated from AT&T / Lucent Technologies' prestigious Financial Leadership Program

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Appendix: Reconciliations

Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Three Months Ended June 30, 2016)

(in thousands)

	Three Months Ended June 30, 2016								
	Core Operating					Early Stage & Other		Non-operating Corporate	HC2**
	Manufacturing	Marine Services	Telecom	Utilities	Total Core Operating	Life Sciences	Other and Eliminations		
Net income (loss)	$ 9,364	$ 6,002	$ 1,009	$ 68	$ 16,443	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	303	5,725	140	468	6,636	36	336	—	7,008
Depreciation and amortization (included in cost of revenue)*	(206)	—	—	—	(206)	—	—	—	(206)
(Gain) loss on sale or disposal of	(1,845)	7	—	—	(1,838)	—	1	—	(1,837)
Lease termination costs	—	—	338	—	338	—	—	—	338
Interest expense	303	1,285	—	14	1,602	—	1	8,966	10,569
Other (income) expense, net	(32)	211	29	(344)	(136)	—	(10)	465	319
Foreign currency (gain) loss (included in cost of revenue)	—	(1,540)	—	—	(1,540)	—	—	—	(1,540)
Income tax (benefit) expense	4,524	(212)	—	—	4,312	—	1	(9,404)	(5,091)
Noncontrolling interest	768	200	—	244	1,212	(812)	(1,044)	—	(644)
Share-based payment expense	—	152	—	90	242	34	40	1,359	1,675
Acquisition and nonrecurring items	—	—	18	—	18	—		313	331
Adjusted EBITDA	$ 13,179	$ 11,830	$ 1,534	$ 540	$ 27,083	$ (2,746)	$ (3,283)	$ (5,904)	$ 15,150

(*) Includes depreciation adjustments from purchase accounting as described in the Manufacturing: Schuff International slide.

(**) Excludes net loss from Insurance segment in the amount of $2.3 million and $0.1 million for the three months ended June 30, 2016 and 2015, respectively.

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Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Three Months Ended June 30, 2015)

(in thousands)

Three Months Ended June 30, 2015

	Core Operating					Early Stage & Other			
	Manufacturing	Marine Services	Telecom	Utilities	Total Core Operating	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2**
Net income (loss)	$ 5,878	$ 9,398	$ 587	$ (134)	$ 15,729	$ (1,383)	$ (2,232)	$ (22,885)	$ (10,771)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	499	4,324	98	397	5,318	1	159	—	5,478
Depreciation and amortization (included in cost of revenue)	1,932	—	—	—	1,932	—	—	—	1,932
Loss on sale or disposal of assets	498	—	—	—	498	—	—	—	498
Interest expense	366	963	—	11	1,340	—	1	8,784	10,125
Other (income) expense, net	(6)	(1,388)	(469)	(7)	(1,870)	—	(1,128)	5,342	2,344
Foreign currency (gain) loss (included in cost of revenue)	—	2,758	—	—	2,758	—	—	—	2,758
Income tax (benefit) expense	4,335	38	—	—	4,373	(9)	(1,571)	(115)	2,678
Loss from discontinued operations	11	—	—	—	11	—	—	—	11
Noncontrolling interest	499	310	—	(129)	680	(475)	(1)	—	204
Share-based payment expense	—	—	—	2	2	—	(2)	2,364	2,364
Acquisition and nonrecurring items	—	—	—	—	—	—	—	1,969	1,969
Adjusted EBITDA	$ 14,012	$ 16,403	$ 216	$ 140	$ 30,771	$ (1,866)	$ (4,774)	$ (4,541)	$ 19,590

(*) Includes depreciation adjustments from purchase accounting as described in the Manufacturing: Schuff International slide.

(**) Excludes net loss from Insurance segment in the amount of $2.3 million and $0.1 million for the three months ended June 30, 2016 and 2015, respectively.

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Reconciliation of Adjusted EBITDA of HC2 to U.S. GAAP Net Income (Three Months Ended March 31, 2016)

(in thousands)

	Three Months Ended March 31, 2016								
	Core Operating					Early Stage & Other		Non-operating Corporate	HC2**
	Manufacturing	Marine Services	Telecom	Utilities	Total Core Operating	Life Sciences	Other and Eliminations		
Net income (loss)	$ 4,384	$ (5,918)	$ 1,202	$ (27)	$ (359)	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	529	4,797	106	429	5,861	19	336	—	6,216
Depreciation and amortization (included in cost of revenue)	1,933	—	—	—	1,933	—	—	—	1,933
(Gain) loss on sale or disposal of assets	904	(17)	—	—	887	—	—	—	887
Interest expense	310	1,070	—	9	1,389	—	—	8,937	10,326
Other (income) expense, net	(44)	612	(1,025)	(31)	(488)	(3,221)	6,006	(1,611)	687
Foreign currency (gain) loss (included in cost of revenue)	—	(147)	—	—	(147)	—	—	—	(147)
Income tax (benefit) expense	3,445	(640)	—	—	2,805	—	—	(4,226)	(1,422)
Noncontrolling interest	61	(155)	—	(22)	(116)	(720)	(44)	—	(880)
Share-based payment expense	—	609	—	14	623	22	159	2,386	3,191
Acquisition and nonrecurring items	—	266	—	27	293	—		2,201	2,494
Adjusted EBITDA	$ 11,522	$ 477	$ 283	$ 399	$ 12,681	$ (2,602)	$ (4,037)	$ (5,722)	$ 319

(**) Excludes net loss from Insurance segment in the amount of $7.5 million for the three months ended March 31, 2016.

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© 2 0 1 6 H C 2 H O L D I N G S , I N C . Reconciliation of Insurance AOI to U.S. GAAP Net Income (Three Months Ended June 30, 2016) 41 Three Months Ended June 30, 2016 Six Months Ended June 30, 2016 Net loss - Insurance Segment $ (2,293) $ (9,789) Effect of investment (gains) losses (2,418) 2,457 Insurance AOI $ (4,711) $ (7,332) The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) mil lion for the quarter to a loss of ($7.5) million. The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million. (in thousands)

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2016 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2